SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  April 18, 2003

(Date of earliest event reported)

GUARANTY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-25905 (Commission File Number)	54-1786496 (IRS Employer Identification No.)

1658 State Farm Boulevard Charlottesville, Virginia (Address of Principal Executive Offices)	22911 (Zip Code)

Registrant’s telephone number, including area code:

(434) 970-1100

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

The following exhibit is furnished pursuant to Item 12 of this report and should not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Exhibit No.

Description

99

Press release issued by the Registrant dated April 18, 2003.

Item 9.

Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On April 18, 2003, the Registrant issued a press release reporting its financial results for the quarter ended March 31, 2003.  A copy of this press release is being furnished as Exhibit 99 and is incorporated by reference into Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY FINANCIAL CORPORATION

        (Registrant)

Date:  April 18, 2003

By:

/s/ Tara Y. Harrison

Tara Y. Harrison

Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.

Description

99

Press release issued by the Registrant on April 18, 2003.